UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to Section 240.14a-12

Harley-Davidson, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 21, 2025, Harley-Davidson, Inc. (“Harley-Davidson”) issued a brochure in connection with its upcoming 2025 annual meeting of shareholders. A copy of the brochure is attached hereto as Exhibit 1.

Exhibit 1

TO OUR SHAREHOLDERS We are writing to share some important information ahead of Harley-Davidson’s Annual Meeting of Shareholders on May 14, 2025. As you know, we are a renowned American business with an iconic brand and a fiercely loyal customer base. Our Board of Directors is focused on securing the Company’s future while preserving the Company’s legacy. Together, we are committed to driving innovation, delivering growth, and creating value for all shareholders. Over the past four years, we have been laser-focused on executing the Hardwire, our strategic plan to strengthen our foundation for the future. PROTECT THE VALUE OF YOUR INVESTMENT. VOTE THE WHITE PROXY CARD TODAY We strongly urge you to vote “FOR ALL” of Harley-Davidson’s Director nominees. Please use the enclosed WHITE proxy card to vote “FOR ALL” of Harley-Davidson’s Director nominees today. Your vote is extremely important, no matter how many shares you own. Learn more at VoteHarleyDavidson.com

OUR TRANSFORMATION IS WELL UNDERWAY Harley-Davidson has made significant progress in executing key elements of the Hardwire strategic plan as we seek to transform our business to be positioned for future profitable growth, even as we are managing through one of the most challenging operating environments in our history. The decisions we have made and the bold actions we have taken have generated significant value for all of our shareholders. Furthermore, our strategy has enabled us to improve efficiency and tighten operating expenses without negatively impacting demand-driving initiatives. All while generating cash to return to shareholders. Learn more at VoteHarleyDavidson.com — Achieved $257 million in productivity savings (2022 - 2024); expected to reach $357 million by 2025 and $457 million by 2026, exceeding target by 15%1 — Returned highest profit category, U.S. Touring, to growth in 2021 with 74.5% market share in 2024 and ~5% growth year over year2 — Reduced dealer inventory by 4% in 4Q24 year-over-year and 19% as compared to 3Q24 Profit Focus — Expanded capabilities for custom built apparel — Continued brand collaborations to connect with customers and communities, while expanding licensing opportunities globally — Performance of HDFS hit all-time high during the Hardwire strategic plan Growth Beyond Bikes Selective Expansion & Redefinition — Launched Pan America® 1250 ST, which will be received by dealerships ahead of its debut in the Marvel Studios Thunderbolts film — Introduced entry-level motorcycle offerings in select markets — Expected to introduce a new Harley-Davidson motorcycle into the small cruiser category in 2026 Integrated Customer Experience — Celebrated over 1 million riders trained through our Riding Academy program — Launched new H-D membership offering hitting over 1 million members — Launched H-D #1 Marketplace: the #1 source for Pre-Owned H-D’s in the U.S. — Modernized 32 dealerships with H-D Fuel designs in 14 countries — H-D leading performance racing with the most wins in King of the Baggers and H-D team Saddlemen winning Super Hooligan category Inclusive Stakeholder Management — Achieved lowest voluntary employee turnover recorded in H-D history in 2024 (2023 was 2nd lowest) — Reached highest employee engagement in 2024 since the survey was started in 2021 Lead in Electric — LiveWire Group, Inc. listed as a separate public company in 2022 (NYSE: LVWR), majority owned by Harley-Davidson, Inc. — 46% YoY growth in LiveWire’s global retail in 2024, maintained its leading market share of 65% in the US 50-plus horsepower on-road EV segment

OUR ROAD. OUR RULES. LET’S RIDE With our May 14 Annual Meeting of Shareholders rapidly approaching, we want to ensure you make your voice heard and enable Harley-Davidson to continue to execute our transformation with the right leadership in place. Thank you for your support and investment, Board of Directors YOUR VOTE IS IMPORTANT! Please vote on the enclosed WHITE proxy card “FOR ALL” Director nominees using one of the following options: MAIL Mark, sign and date your enclosed WHITE proxy card and return it in the pre-paid envelope provided. ONLINE Locate your control number on your enclosed WHITE proxy card, visit the website listed and follow the instructions. PHONE Dial the 24/7 toll-free telephone number shown on your enclosed WHITE proxy card and follow the instructions. QR CODE Scan the QR code on your enclosed proxy material with your mobile device and follow the instructions. If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies: (877) 456-3507 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from other countries)

Cautionary Note Regarding Forward-Looking Statements This brochure contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this brochure that do not relate to matters of historical or current fact should be considered forward-looking statements, including without limitation statements regarding: potential future results of operations and financial position of Harley-Davidson, Inc. (“Harley-Davidson” or the “Company”); expectations related to growth, margin improvement, run rate favorability, cost progress and the Hardwire strategy; business strategy and initiatives, including, without limitation, investment strategy, segment establishment and overall business transformation efforts; and executive transition plans and execution. These forward-looking statements are based on information available to the Company as of the time the statements are made as well as the Company’s current expectations, assumptions, estimates and projections and are subject to certain risks and uncertainties that are likely to cause actual results to differ materially, unfavorably or favorably, from those anticipated. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “expects,” “plans,” “projects,” “may,” “will,” “estimates,” “targets,” “intends,” “forecasts,” “seeks,” “sees,” “should,” “feels,” “commits,” “assumes,” “envisions,” or, in each case, their negative or other variations or comparable terminology, or words of similar meaning. Certain of such risks and uncertainties are described below, and others are listed in Part I, Item 1A. Risk Factors and in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2025, and in the Company’s other subsequent reports filed with the SEC, including, among others, quarterly reports on Form 10-Q. Shareholders, potential investors, and other readers should consider these factors in evaluating, and should not place undue reliance on, the forward-looking statements. Such forward-looking statements speak only as of the date they are first made in this brochure and the Company disclaims any obligation to publicly update or revise any forward-looking statements after such time, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Factors that may impact such forward-looking statements include, but are not limited to, risks and uncertainties regarding the Company’s ability to execute its business plans and strategies, including without limitation the Hardwire strategic plan; manage supply chain and logistics issues; manage the impact, and predict potential further impacts, of new, reinstated or adjusted tariffs on the Company; accurately analyze, predict and react to changing market conditions, interest rates, and geopolitical environments, and successfully adjust to shifting global consumer needs and interests; maintain and enhance the value of the Harley-Davidson brand; manage through changes in general economic and business conditions; develop and successfully introduce products, services and experiences; realize the expected business benefits from LiveWire operating as a separate business of the Company; and retain and attract talented employees and leadership; and uncertainties regarding actions that have been taken and may in the future be taken by H Partners Management, LLC in furtherance of its campaign relating to the Company’s 2025 annual meeting of shareholders and potential costs and management distraction attendant thereto. Additional Information Regarding the 2025 Annual Meeting of Shareholders and Where to Find It Harley-Davidson filed its definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with the SEC with respect to its solicitation of proxies for the 2025 Annual Meeting of Shareholders (the “Proxy Statement”). INVESTORS AND SHAREHOLDERS ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD FILED BY Harley-Davidson AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and shareholders may obtain copies of these documents and other documents filed with the SEC by Harley-Davidson free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Harley-Davidson are also available free of charge by accessing Harley-Davidson’s website at https://investor.harley-davidson.com. 1 As of February 26, 2025 2 U.S. industry data is derived from information provided by Motorcycle Industry Council. Endnotes